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                                                                   EXHIBIT 10.26


                               ROSE HILLS COMPANY

                               FIRST AMENDMENT TO
                                CREDIT AGREEMENT

     Reference is made to that certain Credit Agreement, dated as of November 19, 1996 (as amended through the date hereof, the "Credit Agreement"), by and among ROSE HILLS HOLDINGS CORP., a Delaware corporation (formerly known as Tudor Holdings Company) ("Holdings"), ROSE HILLS COMPANY, a Delaware corporation (formerly known as Tudor Acquisition Corp.) ("Borrower"), GOLDMAN SACHS CREDIT PARTNERS L.P. (as successor to Goldman, Sachs & Co.), as syndication agent and arranging agent (in such capacities, "Syndication Agent" and "Arranging Agent", respectively), THE FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY HERETO (each individually referred to herein as a "Lender" and collectively as "Lenders") and THE BANK OF NOVA SCOTIA ("Scotiabank") as administrative agent for Lenders (in such capacity, "Administrative Agent"), which Credit Agreement is hereby amended by this FIRST AMENDMENT, dated as of January 12, 2001 (this "First Amendment"). Capitalized terms used herein not otherwise defined herein or otherwise amended hereby shall have the meanings ascribed thereto in the Credit Agreement.


                                 RECITALS:

          WHEREAS, Holdings, Borrower and the Lenders have agreed to amend the Credit Agreement, subject to the terms and conditions set forth herein to (i) allow Borrower to sell and purchase certain assets and to grant a conservation easement, (ii) allow the Borrower to enter into certain subleases and (iii) allow Borrower to calculate its financial covenants without regard to SAB 101 (as defined below).

          NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:


SECTION 1.  AMENDMENTS TO CREDIT AGREEMENT

          1.1  Amendments to Section 1: Certain Defined Terms.
               ----------------------------------------------

          Section 1.1 of the Credit Agreement is hereby amended by adding thereto the following definitions in proper alphabetical order:

          "Cliff Area" means those certain lands contained within Sycamore Canyon consisting of old claywork property.

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          "Colton Property" means that certain property located on 1275 N. La
     Cadena, Colton, CA 92324.

          "Colton Sublease" means that certain sublease agreement between Borrower and Grupo Deco America Corporation, to be entered into in 2001, whereby Borrower shall sublease to Grupo Deco America Corporation the Colton Property for an initial term of two and one-half years (renewable in increments thereafter in accordance with the prime lease) in the approximate amount of $45,000 per year and 10% of gross receipts.

          "Dark Canyon" means 156 acres of undeveloped permitted cemetery lands in the county of Los Angeles.

          "First Amendment" means the First Amendment dated January 12, 2001 to this Agreement by and among Holdings, Borrower, Lenders as of the date of such amendment and the Agents.

          "First Amendment Closing Date" has the meaning assigned to that term in the First Amendment.

          "Habitat Authority" means the Puente Hills Landfill Native Habitat Preservation Authority.

          "Pet Cemetery" means eight acres of land located at the entrance to Sycamore Canyon which is owned by the Habitat Authority, and that Borrower desires to develop into a pet cemetery.

          "Property Exchange" means that certain agreement for the transfer of real property by and between Borrower and Habitat Authority, to be entered into in 2001, whereby (i) Borrower shall acquire from Habitat Authority fee title to the Pet Cemetery, (ii) Borrower shall grant to Habitat Authority a conservation easement on and over a portion of Dark Canyon and (iii) Habitat Authority shall acquire from Borrower fee title to the Cliff Area.

          "San Fernando Lease" means that certain lease agreement between Borrower and Grupo Deco America Corporation, to be entered into in 2001, whereby Borrower shall lease to Grupo Deco America Corporation the San Fernando Property for an initial term of three years (renewable in five year increments thereafter) in the approximate amount of $100,000 per year and 10% of the annual revenue, with a minimum guarantee of $100,000.

          "San Fernando Property" means that certain property located on 1101 N. Maclay Avenue, San Fernando, CA 91340.

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          "Sycamore Canyon" means an environmentally sensitive coastal canyon that is approximately 1.5 miles in length.

     1.2  Amendments to Section 1.2: Accounting Terms; Utilization of GAAP for
          --------------------------------------------------------------------
Purposes of Calculations Under Agreement.
----------------------------------------

          Section 1.2 of the Credit Agreement is hereby amended by adding the following paragraph at the conclusion thereof:

          "Notwithstanding any of the foregoing to the contrary, after the First Amendment Closing Date, calculations of all financial covenants set forth in Section 7.6 herein (other than for the purpose of determining the Pricing Premium and Pricing Reduction) shall not give effect to the interpretation of Staff Accounting Bulletin No. 101 ("SAB 101") or any Statement of Financial Accounting Standards applied as a result of interpreting SAB 101; provided, however, that Borrower shall provide
                                --------  -------
          the Lenders with reconciliation statements setting forth the differences between any financial statements delivered pursuant to
          Section 6.1 that give effect to the interpretation of SAB 101 and any Compliance Certificate delivered to Lenders pursuant to Subsection 6.1(b)(iii) that demonstrates compliance with the financial covenants set forth in Section 7.6."

     1.3  Amendments to Section 7: Negative Covenants.
          -------------------------------------------

          A. Subsection 7.2A of the Credit Agreement is hereby amended by deleting the word "and" at the conclusion of Subsection 7.2A(vii), by deleting the "." at the conclusion of Subsection 7.2(A)(viii) and replacing it with "; and" and by adding the following new paragraph (ix) at the conclusion thereof:

               "(ix) Borrower may grant a conservation easement to Habitat Authority on and over a portion of Dark Canyon."

          B. Section 7.7 of the Credit Agreement is hereby amended by deleting the word "and" at the conclusion of Subsection 7.7(vi), by deleting the "." at the conclusion of Subsection 7.7(vii) and replacing it with ";" and by adding the following new paragraphs (viii) and (ix) at the conclusion thereof:

               "(viii) so long as no Potential Event of Default or Event of Default shall have occurred and be continuing or would result therefrom, Borrower and its Subsidiaries may enter into the Property Exchange; provided, that simultaneous with Borrower's
                                  --------
               acquisition of Pet Cemetery, Borrower shall take all such actions as may be requested by Administrative Agent (including the execution and delivery of a Mortgage) to cause Pet

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               Cemetery to become and remain subject to a First Priority Lien in favor of Administrative Agent for the benefit of Lenders; and

               (ix) Borrower may enter into the San Fernando Lease and the Colton Sublease."


SECTION 2.  CONDITIONS PRECEDENT TO EFFECTIVENESS

     2.1 The effectiveness of the amendments set forth at Section 1 hereof are subject to the satisfaction, or waiver, of the following conditions on or before the date hereof (the "First Amendment Closing Date"):

          (a) The Borrower, Holdings and Requisite Lenders shall have indicated their consent by the execution and delivery of the signature pages hereof to the Administrative Agent.

          (b) As of the First Amendment Closing Date, the representations and warranties contained herein and in the other Loan Documents shall be true, correct and complete in all respects on and as of the First Amendment Closing Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true, correct and complete in all respects on and as of such earlier date.

          (c) As of the First Amendment Closing Date, no event shall have occurred and be continuing that would constitute an Event of Default or a Default.

          (d) The Agents shall have received all fees and other amounts due and payable on or prior to the First Amendment Closing Date, including, to the extent invoiced, reimbursement or other payment of all legal and other out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder or under any other Loan Document.

          (e) The Agents and Lenders shall have received such other documents and information regarding Credit Parties and the Amended Agreement as Agents or Lenders may reasonably request.


SECTION 3.     REPRESENTATIONS AND WARRANTIES

     3.1 In order to induce Lenders to enter into this Amendment, each applicable Loan Party represents and warrants to each Lender, as of the date hereof and upon giving effect to this Amendment, that the representations and warranties contained in each of the Loan Documents is true, correct and complete in all respects on and as of the date hereof to the same extent as though made on and as of that date, except to the extent such representations and warranties

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specifically relate to an earlier date, in which case such representations and warranties shall have been true, correct and complete in all respects on and as of such earlier date.

SECTION 4.     ACKNOWLEDGMENT AND CONSENT

     4.1 Each of Rose Hills Holdings Corp., RH Mortuary Corporation, Rose Hills, Inc., RH Satellite Properties, Corp., A.L. Cemetery, Harbor Lawn Memorial Park, Inc., Colton Funeral Chapel, Inc., Custer Christiansen Covina Mortuary, Inc., Dimond Service Corporation, Glasband-Willen Mortuaries, Grove Colonial Mortuary, Inc., Neel Funeral Directors, Inc., Richardson-Peterson Mortuary, Inc., San Fernando Mortuary, Inc., White Funeral Home, Inc., Rose Hills Mortuary, Inc. and Rose Hills Mortuary, L.P., has (i) guarantied the Obligations and (ii) created Liens in favor of Lenders on certain Collateral to secure its obligations under the Holdings Guaranty and Subsidiary Guaranty. Each of Rose Hills Holdings Corp., RH Mortuary Corporation, Rose Hills, Inc., RH Satellite Properties, Corp., A.L. Cemetery, Harbor Lawn Memorial Park, Inc., Colton Funeral Chapel, Inc., Custer Christiansen Covina Mortuary, Inc., Dimond Service Corporation, Glasband-Willen Mortuaries, Grove Colonial Mortuary, Inc., Neel Funeral Directors, Inc., Richardson-Peterson Mortuary, Inc., San Fernando Mortuary, Inc., White Funeral Home, Inc., Rose Hills Mortuary, Inc. and Rose Hills Mortuary, L.P., are collectively referred to herein as the "Credit Support Parties", and the Holdings Guaranty, the Holdings Pledge Agreement, the Subsidiary Guaranty and the Subsidiary Pledge Agreement are collectively referred to herein as the "Credit Support Documents".

     4.2 Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible the payment and performance of all Guarantied Obligations under the Holdings Guaranty and Subsidiary Guaranty and Secured Obligations under the Holdings Pledge Agreement and Subsidiary Pledge Agreement, as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including without limitation the payment and performance of all such Guarantied Obligations under each of the Holdings Guaranty and Subsidiary Guaranty and of all such Secured Obligations under the Holdings Pledge Agreement and Subsidiary Pledge Agreement, as the case may be, in respect of the Obligations of Borrower now or hereafter existing under or in respect of the Amended Agreement.

     4.3 Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Credit Support Party represents and warrants that all representations and warranties contained in the Amended Agreement and the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Amendment Closing Date to the same extent as though made on and as of that date, except to the extent such representations and

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warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

     4.4 Each Credit Support Party acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.


SECTION 5.     MISCELLANEOUS

     5.1 This First Amendment shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of Lenders. No Loan Party's rights or obligations hereunder or any interest therein may be assigned or delegated by any Loan Party without the prior written consent of all Lenders.

     5.2 In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     5.3 On and after the First Amendment Closing Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

     5.4 Except as specifically amended by this First Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

     5.5 The execution, delivery and performance of this First Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Loan Documents.

     5.6 Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

     5.7 THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE

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CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     5.8 This First Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. As set forth herein, this First Amendment shall become effective upon the execution of a counterpart hereof by each of the parties hereto and receipt by Borrower, Holdings and Agents of written or telephonic notification of such execution and authorization of delivery thereof.


            [The remainder of this page is intentionally left blank.]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWER:                           ROSE HILLS COMPANY


                                    By:____________________________
                                    Name:
                                    Title:

CREDIT SUPPORT
PARTIES:                            ROSE HILLS HOLDINGS CORP.


                                    By:____________________________
                                    Name:
                                    Title:


                                    RH MORTUARY CORPORATION


                                    By:____________________________
                                    Name:
                                    Title:


                                    ROSE HILLS, INC.


                                    By:____________________________
                                    Name:
                                    Title:

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                                    RH SATELLITE PROPERTIES, CORP.


                                    By:____________________________
                                    Name:
                                    Title:


                                  A.L. CEMETERY


                                    By:____________________________
                                    Name:
                                    Title:

                                  HARBOR LAWN MEMORIAL
                                    PARK, INC.


                                    By:____________________________
                                    Name:
                                    Title:


                                  COLTON FUNERAL CHAPEL, INC.


                                    By:____________________________
                                    Name:
                                    Title:


                                  CUSTER CHRISTIANSEN COVINA


                                    By:____________________________
                                    Name:
                                    Title:

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                                  DIMOND SERVICE CORPORATION


                                    By:____________________________
                                    Name:
                                    Title:


                                  GLASBAND-WILLEN MORTUARIES


                                    By:____________________________
                                    Name:
                                    Title:


                                  GROVE COLONIAL MORTUARY, INC.


                                    By:____________________________
                                    Name:
                                    Title:


                                  NEEL FUNERAL DIRECTORS, INC.


                                    By:____________________________
                                    Name:
                                    Title:



                                  RICHARDSON-PETERSON MORTUARY, INC.


                                    By:____________________________
                                    Name:
                                    Title:

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                                  SAN FERNANDO MORTUARY, INC.


                                    By:____________________________
                                    Name:
                                    Title:


                                  WHITE FUNERAL HOME, INC.


v
                                  ROSE HILLS MORTUARY, INC.


v
                                  ROSE HILLS MORTUARY, L.P.


                                    By:____________________________
                                    Name:
                                    Title:

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SYNDICATION AGENT,                      GOLDMAN SACHS CREDIT PARTNERS L.P.
ARRANGING AGENT AND
A LENDER:
                                  By:__________________________
                                     Authorized Signatory

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ADMINISTRATIVE AGENT AND            THE BANK OF NOVA SCOTIA
A LENDER:

                                    By:____________________________
                                    Name:
                                    Title:

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LENDER:                             FIRST UNION NATIONAL BANK


                                    By:____________________________
                                    Name:
                                    Title:

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                              INDOSUEZ CAPITAL FUNDING III, LIMITED
                              By:  Indosuez Capital as Portfolio Advisor


                                    By:____________________________
                                    Name:
                                    Title:

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                                    CERES FINANCE LTD.
                                    By: INVESCO Senior Management, Inc.
                                        As Sub-Managing Agent

                                    By:____________________________
                                    Name:
                                    Title:

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                                    FLOATING RATE PORTFOLIO
                                    By: INVESCO Senior Management, Inc.
                                        As Attorney in fact

                                    By:____________________________
                                    Name:
                                    Title:

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                                    AMARA-1 FINANCE, LTD.
                                    By: INVESCO Senior Management, Inc.
                                        As Sub-Advisor


                                    By:____________________________
                                    Name:
                                    Title:

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                                    AVALON CAPITAL LTD.
                                    By: INVESCO Senior Management, Inc.
                                        As Portfolio Advisor


                                    By:____________________________
                                    Name:
                                    Title:

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                                    CHARTER VIEW PORTFOLIO
                                    By: INVESCO Senior Management, Inc.
                                        As Investment Advisor


                                    By:____________________________
                                    Name:
                                    Title:

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                                    AERIES FINANCE-II LTD.
                                    By: INVESCO Senior Management, Inc.
                                        As Sub-Managing Agent


                                    By:____________________________
                                    Name:
                                    Title:

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                                    MERRILL LYNCH  SENIOR
                                      FLOATING RATE FUND, INC.


                                    By:____________________________
                                    Name:
                                    Title:

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                          MERRILL LYNCH GLOBAL INVESTMENT
                                SERIES: INCOME STRATEGIES PORTFOLIO
                          By:  Merill Lynch Investment Managers, L.P.
                               as Investment Advisor

                          By:____________________________
                          Name:
                          Title:

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                        MERRILL LYNCH PRIME RATE PORTFOLIO
                          By:  Merill Lynch Investment Managers, L.P.
                              as Investment Advisor


                          By:____________________________
                          Name:
                          Title:

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                                    MORGAN STANLEY DEAN WITTER
                                      PRIME INCOME TRUST


                                    By:____________________________
                                    Name:
                                    Title:

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                              NEW YORK LIFE INSURANCE COMPANY


                              By:____________________________
                              Name:
                              Title:

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LENDER:                             EATON VANCE

                                    By:____________________________
                                    Name:
                                    Title:

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